Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ENACTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Hub International Limited (the “Company”) dated March 14, 2003 containing the audited financial statements of the Company for the fiscal year ended December 31, 2002 (the “Report”) filed with the Securities and Exchange Commission on the date hereof, I, Martin P. Hughes, Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350, as enacted, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ MARTIN P. HUGHES

Martin P. Hughes
Chief Executive Officer

March 14, 2003